Exhibit 10.13

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

MASTER SERVICES AGREEMENT

This MASTER SERVICES AGREEMENT (the “Agreement”) is entered into effective June 11, 2003 (the “Effective Date”), by and between the following parties (each hereinafter, a “Party” and collectively, the “Parties”):

PeopleSupport, Inc.	ConsumerInfo.com, Inc.
1100 Glendon Avenue, Suite 1250	***
Los Angeles, CA 90024

Hereinafter referred to as “PeopleSupport”	Hereinafter referred to as “Client”

The Parties agree as follows:

1.	SERVICES

A.	Description. PeopleSupport will provide to Client those services, functions and responsibilities (“Services”) as specified and in accordance with this Agreement and one or more statements of work hereto as the Parties may execute from time to time (each, an “SOW”). The Services shall include (i) the provision of equipment, software, telecommunication lines and other facilities and training and personnel support as specified in the applicable SOW and (ii) any services not specifically described in this Agreement or the applicable SOW that are a necessary and customary part of the Services based on generally accepted industry practice. PeopleSupport also shall provide the Services to those Client affiliates that are managed by Client and specified in an SOW. Client at all times will be responsible for payment of invoices for Services provided to such affiliates.

B.	Additional SOWs and Change Orders. The Parties may mutually agree from time to time to enter into additional SOWs, which will reference the terms and conditions of this Agreement and will become effective upon mutual execution thereof. In addition, the Parties may agree during the performance of the Services to modify the Services, add additional services to the scope of an SOW that are materially different or materially changed from the Services, or to reflect material changes to Client’s business, services or products or to the Client Provided Technology (defined in Section 4(D)) (“Additional Services”) pursuant to a written, mutually agreed-upon change order to an SOW (“Change Order”), including any changes to pricing. Upon mutual execution of a Change Order, the Services shall include the Additional Services specified therein. The Parties agree that the authorized representative of each Party specified in the applicable SOW shall accept a Change Order in writing or by facsimile signature, each of which shall be subject to countersignature by the authorized representative of the other Party. Unless and until the parties mutually execute such Change Order, Services shall not be deemed to include Additional Services referenced in such Change Order.

2.	TERM AND TERMINATION

A.	Term. The initial term of this Agreement (the “Term”) will commence on the Effective Date and will continue for three (3) year(s) from the date thereof. The Term will renew automatically for successive *** year terms unless and until either Party provides written notice of its intent not to renew at least *** days before the expiration of the initial Term or any subsequent renewal Term, or unless terminated earlier as otherwise provided herein. [The Parties agree that the term of SOW #1, executed as of the Effective Date and attached hereto (“SOW #1”), shall commence as of the Effective Date and continue for three (3) years from the date Client provides PeopleSupport written notice declaring that the Services are operational in accordance with mutually agreed acceptance criteria unless otherwise terminated in accordance with this Agreement of such SOW # 1. SOW #1 will automatically renew for successive *** year terms unless either Party provides written notice of its intent not to renew at least *** days before the expiration of the initial Term or any subsequent renewal Term, or unless terminated earlier as otherwise provided in this Agreement or in SOW #1.] The term of additional SOW(s) will be as set forth in such SOW(s).

B.	Termination

1.	Termination for Default. Either Party may terminate this Agreement or any SOW in the event of any uncured material default in, or material breach of, any of the terms and conditions of the Agreement or such SOW by the other Party, which default or breach continues uncured for a period of *** after written notice of default from the terminating Party unless such default, by its nature, cannot be reasonably cured within the above cure period then this Agreement or the affected SOW may be terminated with *** notice.

2.	Termination for Commencement Delay. Client may terminate any SOW upon *** written notice to PeopleSupport in the event that PeopleSupport fails to commence delivery of operational Services in accordance with the timeframe set forth in the applicable SOW for *** days or more except to the extent such delay arises from Client delay(s) and additional time is permitted in accordance with Section 5(D).

3.	Failure to Pay Amounts When Due. Except with respect to invoiced amounts disputed in accordance with Section 3.F, Client’s failure to pay amounts payable hereunder when due shall constitute an event of default. Client shall have *** after receipt of written notice to cure any such payment default. PeopleSupport shall have the right to suspend Services under the applicable SOW, after the expiration of such *** period without the provision of written notice if Client fails to make the required payments, including payment of the ***, if applicable, which is due by the *** of

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each month and delinquent if not paid by the *** of each month. If there is an uncured, undisputed payment default, PeopleSupport may terminate the Agreement and all SOWs under *** prior written notice.

4.	Persistent Service Level Failure. Client may terminate this Agreement or the applicable SOW, upon *** written notice to PeopleSupport, if PeopleSupport fails to achieve any material service level specified in an SOW for *** in any *** period (“Trigger Event”) and Client provides such notice within *** of the Trigger Event. Failure by Client to provide written notice within *** days of a Trigger Event shall constitute a waiver thereof by Client. Client acknowledges and agrees that, in connection with the initial ramp up of Services under an applicable SOW, any failure to meet service levels specified in such SOW during the *** months of Services under that SOW will not constitute a failure giving rise to a termination right by Client.

5.	Termination for PeopleSupport Financial Change. The chief financial officer or controller of PeopleSupport will notify Client, *** of each calendar quarter, that PeopleSupport has equivalent cash of at least *** basis at the end of such quarter. “Equivalent cash” shall mean cash on hand and long and short term investments. If such notification shows that equivalent cash *** Client will have the right, exercisable at its option within *** days of receipt of such notification, to terminate the Agreement by providing PeopleSupport with *** days written notice. Client will have the right, exercisable at its option within *** days of receipt of PeopleSupport’s audited annual, financial statements, to terminate the Agreement by providing PeopleSupport with *** days written notice if such audited financial statements reflect a going concern opinion issued by the auditor.

6.	Termination on Bankruptcy Event. Either Party may terminate the Agreement immediately if the other Party is the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within *** days of filing, or becomes the subject of any involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within *** days of filing.

7.	Termination Upon PeopleSupport Change of Control. In the event of a change in control of PeopleSupport or a PeopleSupport affiliate providing Services under this Agreement, PeopleSupport shall provide Client notice of such event not less than *** days following the occurrence of such event. Client may then, at any time within *** months after the later to occur of receipt of such notice or the occurrence of such event, terminate this Agreement by giving PeopleSupport at least *** days prior written notice. The right to terminate shall be deemed waived if Client provides written consent to such change of control. A change of control of PeopleSupport or a PeopleSupport affiliate providing Services under this Agreement is deemed to have occurred when control of such entity is acquired, directly or indirectly, in a single transaction or series of related transactions, or all or substantially all of the assets of PeopleSupport or such PeopleSupport affiliate are acquired by any third party, or PeopleSupport or its affiliate is merged with or into another thirty party to form a new entity.

8.	Termination upon Change of Local Management Team. In the event that PeopleSupport’s senior management team located in its *** facility is relocated by PeopleSupport to another facility where Services are not provided to Client, then Client may, within *** of such occurrence, terminate this Agreement upon *** written notice to PeopleSupport.

C.	Effect of Termination. Except as otherwise provided herein, in the event of a termination pursuant to this Agreement, unless the default applies to all other SOWs or to the operation of the Agreement as a whole, a default as to one SOW will not constitute a default with respect to any other SOW(s) or the Agreement; provided, however, that Client may terminate any or all SOWs upon termination of any SOW in accordance with this Agreement. Upon the expiration or termination of this Agreement, any SOW or any of the Services: (i) PeopleSupport shall deliver to Client all interim and completed deliverables, written materials and working papers relating to the terminated Services belonging to Client that have been paid for; and (ii) Client shall pay PeopleSupport for all Services performed in accordance with this Agreement through the termination date.

D.	Termination Assistance Services. Commencing upon the later to occur of (i) *** months prior to the scheduled expiration date of an SOW, or (ii) the delivery of any notice of termination or non-renewal of this Agreement or an SOW (or such other date as mutually agreed by the Parties), and continuing through up to *** days following the effective date of such expiration or termination (the “Termination Assistance Period”), PeopleSupport shall (1) continue to provide to Client, or at Client’s request to Client’s designee, all or such part of the Services as Client may request and provide to Client, or at Client’s request to Client’s designee, and (ii) such additional reasonable cooperation, assistance and services, in accordance with this Agreement, the applicable SOW, or as Client may otherwise request, to allow the Services to continue without interruption or adverse effect and to facilitate the orderly transition and migration of the Services to Client or its designee (the “Termination Assistance Services”). Upon at least *** days prior written notice to PeopleSupport, Client may extend, from time to time, the Termination Assistance Period until *** days following the effective Agreement or SOW termination date. Client shall prepay for all requested Termination Assistance Services monthly in advance in the event PeopleSupport terminates an SOW pursuant to Section 2.B.3 and PeopleSupport shall have no obligation to provide Termination Assistance Services until Client has paid all undisputed amounts payable to PeopleSupport.

E.	Survival. The provisions set forth in Sections 2, 4, 6, 7, 8, 9 and 10 of this Agreement will survive the termination or expiration of this Agreement and each SOW.

3.	PRICING AND PAYMENT

A.	Prices and Invoicing. Client agrees to pay PeopleSupport for the Services in accordance with the prices set forth in the rate sheet set forth as Exhibit A or as set forth in the applicable SOW. Client agrees to pre-pay to PeopleSupport the estimated *** as

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the Parties may specify in an SOW ***, on or before the *** day of each calendar month, provided Client receives a ***. All amounts payable, as set forth on each invoice, will be itemized by the applicable Service or as Client may reasonably request. Except as otherwise set forth herein or in an SOW, payments are due within *** days following date of invoice.

B.	Reimbursement for Expenses. Subject to Client’s prior written approval and authorization, Client will reimburse PeopleSupport for those expenses or charges expressly authorized by Client.

C.	Electronic Invoicing and Wire Transfer Payment. Client acknowledges that invoices from PeopleSupport will be sent electronically, and Client agrees to make all payments to PeopleSupport via wire transfer. Payments of amounts due will be wired via the U.S. Federal Reserve System to:

***

***

D.	Effect of Non-Payment. In the event any amounts due hereunder are not timely paid, such amounts will accrue late charges at the lesser of the rate of *** per annum or the highest rate allowed by applicable law, from the due date. Payments subsequently received from Client will be first applied to such late charges, then to amounts past due, and then to current amounts due.

E.	Taxes. Client will reimburse PeopleSupport for any applicable U.S. state sales or use taxes designated by a governmental authority upon Client’s receipt or use of the Services as a whole for which PeopleSupport invoices Client within *** days after due. Except with respect to the foregoing, PeopleSupport will be solely responsible for, and will pay, any and all other use, excise, sales or privilege taxes, duties, value added taxes, fees, assessments or similar liabilities however denominated which may now or hereafter be levied on this Agreement, the Services, software, equipment, materials or other property (tangible or intangible) provided or used to perform its obligations under this Agreement, chargeable to or against PeopleSupport or Client by any applicable government authority.

F.	Right to Dispute Invoices. Client may withhold any disputed portions of any invoiced amounts payable hereunder upon written notice to PeopleSupport within *** of the invoice date detailing the nature and specific circumstances surrounding such dispute and the amounts withheld. Unless Client provides PeopleSupport with notice in writing of a dispute regarding the amounts due hereunder within *** after the date of the invoice on which the invoicing appears, including the basis for such dispute, the invoice will be deemed approved by Client and the right to dispute any such amounts invoiced will be deemed waived.

4.	CLIENT OBLIGATIONS FOR INFORMATION AND TECHNOLOGY

          In order for PeopleSupport to provide the Services, Client agrees to provide the following to PeopleSupport, as and when reasonably requested by PeopleSupport:

A.	Volume, Pattern and Handling Forecasts. Client will provide volume, pattern and handling time forecasts for each touchpoint or channel of communication, such as voice or other media, as specified in the applicable SOW.

B.	Forecasts for Special Promotions and Advertising. Client will make reasonable efforts to provide PeopleSupport notice of and forecasts related to all media promotions (including, but not limited to, radio, television, direct mail, Internet and other media) that Client reasonably believes will have a material impact upon PeopleSupport’s ability to provide the Services and resources in conformance with this Agreement and the applicable SOW and service levels within a reasonable period not less than *** days before the start of the promotion, so that PeopleSupport can make appropriate staffing or other adjustments.

C.	Product Literature and Related Materials. Client will provide PeopleSupport with all information, sales and product literature (including updates and/or modifications), and if applicable, samples and any other materials related to Client’s services and/or products, which are reasonably necessary for PeopleSupport to provide the Services. PeopleSupport may copy all such information, sales and product literature and other materials solely for internal purposes as necessary to provide the Services, but will treat such information as “Confidential Information” subject to and in accordance with Section 7.

D.	Client-Provided Technology. Client will provide any necessary hardware, software, telecommunication systems and similar materials as specified in an SOW (collectively, the “Client Provided Technology”), and the right for PeopleSupport to use such Client Provided Technology in order to perform the Services, including maintenance for the Client Provided Technology; and all training materials and any additional training reasonably required by PeopleSupport with respect to new or revised Client Provided Technology.

Client will be responsible to install, maintain and repair the Client Provided Technology, and for any changes, updates and upgrades to the Client Provided Technology. Client agrees to provide to PeopleSupport copies of any licenses or other legal requirements applicable to PeopleSupport’s required use of the Client Provided Technology, and PeopleSupport agrees to strictly comply with such licenses and other legal requirements. In the event it becomes necessary for Client to provide any additional Client Provided Technology, including increasing the scope of use of any licensed software, Client will obtain and provide to PeopleSupport such additional Client Provided Technology.

E.	Information Necessary for the Performance of Services. Client will respond promptly to all reasonable PeopleSupport requests for necessary instructions or information relating to PeopleSupport communications with Client’s existing and prospective customers. Without limiting the generality of the foregoing, Client agrees to provide necessary login identification and passwords for any of Client applications required to be used by PeopleSupport, within no more than ***. In addition, Client shall provide PeopleSupport with reasonable access to any of the systems, software and files provided by Client to PeopleSupport and/or installed at PeopleSupport’s facilities in order to perform Services.

5.	JOINT OBLIGATIONS OF THE PARTIES

A.	Contact Person. Each Party will designate a single point of contact with the authority to discuss and resolve day-to-day issues and the relations between the Parties relating

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to the Services, such as the provision of information, reports, and the Client-Provided Technology. Such contact person may be changed upon written notice to the other Party. Each Party shall be entitled to rely upon written and electronic instructions and authorizations received from the other Party’s designated and authorized representative.

B.	Compliance with Law and Agreements. PeopleSupport will perform its obligations under this Agreement in compliance with all applicable United States and *** laws, ordinances and regulations, and will obtain and maintain in full force and effect, any permits, licenses, consents, approvals and authorizations necessary for the performance of the Services and its obligations hereunder. Client will perform its obligations under this Agreement in compliance with all applicable United States laws, ordinances and regulations, and will obtain and maintain in full force and effect, any permits, licenses, consents, approvals and authorizations necessary for the performance of its obligations hereunder. To the extent that Client is responsible for the provision of information regarding its prospective customers and/or customers, and the provision of scripts or other instructions to be followed by PeopleSupport, Client will be responsible for confirming that such lists and/or instructions comply with applicable law. To the extent that either Party requires a license from or other consent of a third Party to provide the Services or software, data, materials, or other items to the other Party, the Party providing such items shall have and maintain any such consent, in substance and form reasonably acceptable to the other Party, and shall provide evidence of such consent to the other Party, upon request.

C.	Further Documents and Cooperation. Each Party will execute such other documents, and provide such cooperation as the other Party reasonably requests, in order to give full effect to the provisions related to this Agreement, including, but not limited to, Section 6.

D.	Timeliness of Compliance. Any missed deadline caused by a Party’s delay in the performance of its obligations will extend the time for performance by the other Party by the period of such delay.

6.	INTELLECTUAL PROPERTY RIGHTS

A.	PeopleSupport Technology. PeopleSupport shall provide the proprietary and third party software, hardware and materials set forth in each SOW or as otherwise necessary for PeopleSupport to support the Services, except for the Client Provided Technology in support of the Services (“PeopleSupport Technology”). PeopleSupport shall obtain all licenses, consents and permits necessary for PeopleSupport to use the PeopleSupport Technology and provide the Services and for Client to receive the Services in accordance with this Agreement and the applicable SOW.

B.	Pre-Existing and Independently Developed Works. Each Party will retain all rights in any software, ideas, concepts, know-how, processes, development tools, techniques or any other proprietary material or information that it owned or developed prior to the date of this Agreement, or acquired or developed after the date of this Agreement wholly without reference to, use or incorporation of the intellectual property or Confidential Information (as defined in Section 7) of the other Party.

C.	Client’s Ownership Rights. As between PeopleSupport and Client, Client will own all Client Provided Technology and customer data provided, generated, created and/or collected pursuant to the performance of Services or otherwise in connection with this Agreement. During the term of this Agreement and/or the applicable SOW, Client grants to PeopleSupport a non-exclusive license and right to use such Client Provided Technology and customer data, solely for the performance of Services. Subject to any third party rights or restrictions and as otherwise set forth in this Section 6, Client will own any deliverables, materials or data that are developed specifically for Client and identified as such pursuant to any SOW hereunder,

D.	PeopleSupport Ownership Rights. PeopleSupport retains all right, title and interest in and to all PeopleSupport Technology, including without limitation, software development tools, methodologies, processes, technologies and/or algorithms, used in performing the Services or any enhancements, extensions, modifications or derivatives thereof or related thereto.

E.	Independently and Newly Created Intellectual Property Rights. In the course of performing their respective obligations under this Agreement, the parties acknowledge and agree that PeopleSupport will own any and all newly and independently created intellectual property rights (e.g., without reference to preexisting or subsequently acquired rights of a party) (collectively, “New IP”) or any enhancements, extensions, modifications or derivatives thereof or related thereto and Client will have a royalty free right to use such New IP for its internal business purpose and Client may permit access to such New IP by another service provider rendering services to Client for such internal business purpose.

F.	Permitted Use of Marks. Each Party warrants that it has full right, title and interest in and to all trade names, trademarks, service marks, symbols and other proprietary marks (“Marks”) which it authorizes the other Party to use pursuant to this Agreement or a SOW, if any, for use related to the Services. Each Party may authorize the other Party from time to time to use the authorizing Party’s Marks in strict accordance with its express written authorization, subject to revocation at any time and any limitations or restrictions the Party owning the Marks may communicate in writing to the other Party from time to time. Each Party shall use the other Party’s Marks only for the agreed-upon purposes and to the extent and for the duration of the permitted authorization.

G.	Client Data. Client will have unrestricted access to and use of the PeopleSupport-provided reporting portal to access reports specified in the applicable SOWs. PeopleSupport will not retain any Client data in any PeopleSupport system other than information that may be provided in electronic mail and call and email statistics. Client acknowledges and agrees that the rights set forth in this Section 6.G shall apply only with respect to those aspects of PeopleSupport’s business, including without limitation, data relating to Client and this Agreement.

7.	CONFIDENTIALITY

A.	Confidentiality. Each Party agrees that the following will be deemed to have been received in confidence and will be used only for purposes of this Agreement: (i) all information communicated to it by the other and identified as confidential, whether before or after the Effective Date, (ii) all information identified as confidential to which it has access in connection with the Services, whether before or after the Effective Date, (iii) all Client data and Client customer, program, business or financial information disclosed pursuant to this Agreement, (iv) the terms of this Agreement and the Parties’ rights and obligations

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hereunder, and (v) PeopleSupport Technology (collectively, “Confidential Information”). Each Party, including such Party’s employees, shall keep confidential the other Party’s Confidential Information and not use it for any purpose other than to perform its obligations under this Agreement. Each Party shall use the same means to prevent the disclosure of and to protect the Confidential Information as it uses to protect its own confidential information of like kind, but in no event less than reasonable degree of care and means. The recipient Party will not disclose the Confidential Information to any third party without the prior written consent of the disclosing Party; provided, however, that each recipient Party may disclose and provide access to Confidential Information only to those of the recipient Party’s attorneys, auditors, or insurers who have a need to have access to such information in connection with their engagement on a need to know basis, provided that such persons and entities will be bound by non-disclosure obligations equivalent to those set forth herein. In addition, PeopleSupport may only disclose Client Confidential Information to those PeopleSupport and authorized subcontractor employees to the extent necessary to permit them to perform the Services in accordance with this Agreement and the applicable SOW.

B.	Exceptions. Notwithstanding the other provisions of this Section, neither Party will be prevented from disclosing Confidential Information to the extent such information that is at the time of disclosure: (i) in the public domain, (ii) was lawfully disclosed to the recipient Party on a non-confidential basis by a third party who is not bound by a confidentiality agreement with either Party, (iii) has been disclosed with the disclosing Party’s prior written approval, (iv) is independently developed by the recipient Party without reference to the Confidential Information disclosed by the disclosing Party; or (iv) in response to valid legal process, whether issued by a court or administrative or regulatory body. If Confidential Information is required to be disclosed pursuant to a requirement of a legal process, the recipient Party required to disclose the Confidential Information, to the extent possible, will provide the disclosing Party with timely prior notice of such requirement and will coordinate with such other Party, at such other Party’s expense, in an effort to limit the nature and scope of such required disclosure, where appropriate. Upon the expiration or termination of this Agreement or any SOW for any reason, each Party shall promptly return the Confidential Information of the other Party (and all copies thereof), or have an officer of such Party certify in writing that the Confidential Information of the other Party has been destroyed.

8.	WARRANTIES; DISCLAIMER; LIMITATION OF LIABILITY

A.	SERVICES WARRANTY. PeopleSupport warrants that it shall perform the Services: (i) with promptness and diligence and (ii) in a professional and workmanlike manner; and (iii) in accordance with this Agreement, the applicable SOW and associated service levels. PeopleSupport further warrants that in the performance of the Services PeopleSupport shall use individuals with suitable training, education, experience, competence, and English language fluency.

B.	SOFTWARE WARRANTY. PeopleSupport represents, warrants and covenants that it is either the owner of, or authorized to use, any and all PeopleSupport Technology. Client represents, warrants and covenants that it is either the owner of, or authorized to use, any and all Client Technology.

C.	DISCLAIMER OF OTHER WARRANTIES. EXCEPT AS EXPRESSLY STATED HEREIN, THE SERVICES ARE PROVIDED “AS IS,” AND PEOPLESUPPORT DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY AND ALL OTHER EXPRESS AND ANY IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. PEOPLESUPPORT DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR FREE, OR COMPLETELY SECURE.

D.	LIMITATION OF LIABILITY. EXCEPT AS SET FORTH IN SECTION 8(E), IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, EXEMPLARY, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING UNDER OR RELATING TO THIS AGREEMENT IN ANY WAY, INCLUDING, BUT NOT LIMITED TO, LOSS OF DATA, LACK OF SERVICES, OR LOSS OF REVENUES OR PROFITS, EVEN IF A PARTY HAS BEEN ADVISED, KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF THE FOREGOING. EXCEPT AS SET FORTH IN SECTION 8(E), EACH PARTY’S MAXIMUM LIABILITY TO THE OTHER PARTY ARISING UNDER OR IN RELATION TO THIS AGREEMENT FOR ANY AND ALL CLAIMS, LOSSES OR DAMAGES, AND REGARDLESS OF THE FORM OF ACTION (I) WILL BE LIMITED TO PROVEN, ACTUAL, OUT-OF-POCKET EXPENSES WHICH ARE REASONABLY INCURRED, AND (II) IN THE AGGREGATE SHALL NOT EXCEED THE GREATER OF: (I) THE TOTAL FEES PAID BY CLIENT TO PEOPLESUPPORT PURSUANT TO THIS AGREEMENT DURING THE *** MONTH PERIOD PRECEDING THE INITIAL ACT OR FAILURE GIVING RISE TO SUCH CLAIM, OR (II) ***.

E.	EXCEPTIONS TO LIMITATION OF LIABILITY.

1.	The limitations of liability set forth in Section 8(D) shall not apply with respect to (i) losses occasioned by the willful misconduct or gross negligence of a Party; (ii) amounts paid with respect to third party claims that are the subject of indemnification under this Agreement; (iii) losses occasioned by the PeopleSupport failure to provide Termination Assistance Services in accordance with Section 2D; or (iii) losses occasioned by any breach of a Party’s obligations under Section 7.

2.	The following shall not be considered damages ***.

3.	The following shall be considered direct damages that neither Party shall assert are indirect, incidental, collateral, consequential or special damages or lost profits to the extent they result directly from either Party’s failure to perform in accordance with this Agreement: (i) the imposition, collection or payment of taxes; (ii) payments, fines, penalties or interest imposed by a governmental body or regulatory agency for failure to comply with requirements or deadlines; (iii) reasonable and necessary expenses incurred by Client as a result of a material breach by PeopleSupport to procure the Services from an alternate off-shore source, to the extent in excess of PeopleSupport’s charges under this Agreement; (iv) reasonable and necessary expenses incurred by Client as a result of the refusal of PeopleSupport to provide Termination Assistance Services, except as permitted under Section 2 D and (v) service level credits assessed against PeopleSupport pursuant to any SOW.

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9.	INDEMNIFICATION

A.	PeopleSupport Indemnification. PeopleSupport shall indemnify, defend and hold harmless Client, including its affiliates, and its and their respective partners, members, directors, officers, attorneys, representatives, employees, and agents, and its and their successors and permitted assigns from any and all third party suits and claims for losses and threatened losses, including any criminal, administrative, or investigative action or proceeding, arising from or in connection with, or based on allegations (i) arising out of or based on PeopleSupport’s breach of the obligations under Section 5(B); (ii) relating to the death or bodily injury of any person caused by the tortious conduct of PeopleSupport; (iii) the damage, loss or destruction or any real or tangible personal property caused by the tortious conduct of PeopleSupport; or (iv) that any PeopleSupport employee or contractor is an employee of Client or otherwise entitled to receive employment related benefits or compensation from Client; (v) asserting the infringement of any patent, copyright, trademark, service mark, trade name, trade secret or similar proprietary rights regarding intellectual property (or license, access or use rights therein) provided by PeopleSupport to Client under this Agreement or any SOW.

B.	Client Indemnification. Client agrees to indemnify, defend and hold PeopleSupport, including its affiliates, and its and their respective shareholders, partners, members, directors, officers, attorneys, representatives, employees, and agents, and its and their successors and permitted assigns from any and all third party suits and claims for losses and threatened losses, including any criminal, administrative, or investigative action or proceeding, arising from or in connection with, or based on allegations (i) arising out of or based on the Indemnifying Party’s breach of its obligations under Section 5(B); (ii) relating to the death or bodily injury of any person caused by the tortious conduct of Client; (iii) the damage, loss or destruction or any real or tangible personal property caused by the tortious conduct of Client or (iv) asserting the infringement of any patent, copyright, trademark, service mark, trade name, trade secret or similar proprietary rights regarding intellectual property (or license, access or use rights therein) provided by Client to PeopleSupport under this Agreement or any SOWs.

C.	Indemnification Procedure. Each Party’s indemnification obligation pursuant to Section 9 will apply only to the extent that the Party seeking indemnification: (i) provides the indemnifying Party written notice specifically detailing the claim and the underlying circumstances promptly after receipt of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding; (ii) allows the indemnifying Party full control of the defense of such claim and provides full cooperation to the indemnifying Party in the defense of any such claim; and (iii) does not enter into any settlement or compromise in respect of such claim without the indemnifying Party’s prior written consent. Failure to so notify the indemnifying Party of a claim will not relieve the indemnifying Party of its obligations under this Agreement except to the extent that it can demonstrate that it was prejudiced by such failure.

10.	ADDITIONAL PROVISIONS

A.	Insurance. Prior to the commencement of Services to be performed hereunder and throughout the Term of this Agreement and any SOW, PeopleSupport will procure and maintain insurance policies, in such amounts and coverages as specified in and in strict accordance with Exhibit B attached hereto.

B.	PeopleSupport Personnel.

1.	***

2.	***

C.	Non-Solicitation of Employees. During the term of each SOW and for a period of *** after the date of termination of such SOW, neither Party will knowingly, directly, solicit or hire any of the other Party’s employees who, in any manner, have worked in the provision of any of the Services. The use of general advertisements which do not target certain employees or groups will not be construed to violate this Section 10(C). If Client engages another provider with facilities in the *** to perform services similar to Services, Client shall request that such provider shall not solicit, directly or indirectly, employees or contractors of PeopleSupport.

D.	Relationship Between the Parties. PeopleSupport is engaged hereunder solely in the capacity as an independent contractor. In no event will either Party have the power to bind the other Party.

E.	Force Majeure and Other Delays. For purposes of this Agreement, a “Force Majeure” will mean a cause outside of a Party’s reasonable control including, without limitation, acts of God, acts of war, revolution, riots, civil commotion, acts of a public enemy, terrorism, embargo, acts of government in its sovereign capacity, strikes, lockouts, boycotts, fire, earthquakes, floods or other natural disasters. Except for the payment of monies when due and owing or as otherwise set forth in this Agreement or an SOW, to the extent that a Party is unable to fulfill, in whole or part, its obligations hereunder by reason of an event of Force Majeure, such Party will be temporarily excused from fulfilling such obligations under the applicable SOW until the abatement of such Force Majeure event.

In case of an inability to provide Services at PeopleSupport’s designated facility due to an Event of Force Majeure which continues for ***, PeopleSupport will relocate the Client project that is affected thereby to alternate location(s) managed by PeopleSupport at the current contractual rate. Client understands and agrees that PeopleSupport will require ramp up time to get eReps recruited and trained. In-place and trained staff will be ramped-up as mutually agreed upon with the following expectation: ***

F.	Audit Rights.

1.	Operational Audits. PeopleSupport shall, and shall cause its subcontractors to, provide to Client (and internal and external auditors, inspectors, regulators and other representatives that Client may designate from time to time other than an entity that derives *** or more of its non-audit and non-consulting revenue from contact center businesses (“People Support Competitor”)) access at reasonable hours to

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PeopleSupport personnel, to the facilities at or from which Services are then being provided and to Client records and other pertinent information, all to the extent relevant to the Services and this Agreement. Such access shall be provided for the sole purpose of performing audits and inspections, to (i) verify the integrity of Client data, (ii) examine the systems that process, store, support and transmit that data, (iii) examine applicable controls and the security, disaster recovery and back-up practices and procedures; (iv) examine PeopleSupport’s performance of the Services; (v) verify PeopleSupport’s reported performance against the applicable service levels; (vi) examine PeopleSupport’s measurement, monitoring and management tools; and (vii) enable Client to meet applicable legal, regulatory and contractual requirements. PeopleSupport shall provide any assistance reasonably requested by Client or its designee (other than a PeopleSupport Competitor) in conducting any such audit, including installing and operating audit software, provided that such audit shall not unreasonably interfere with the operation of PeopleSupport’s business. If an audit reveals a material breach of this Agreement by PeopleSupport, PeopleSupport shall promptly reimburse Client for the actual cost of any damages, fees, fines, or penalties assessed against or incurred by Client as a result thereof. If a Client designee receiving Services under this Agreement owns a PeopleSupport Competitor, then Client shall require that such designee maintain a strict firewall vis-à-vis such PeopleSupport Competitor and prohibit disclosure of any PeopleSupport information to such PeopleSupport Competitor.

2.	Financial Audits. PeopleSupport shall, and shall cause its subcontractors to, provide to Client (and internal and external auditors, inspectors, regulators and other representatives that Client may designate from time to time) access at reasonable hours to PeopleSupport personnel and to contract records and other pertinent information, all to the extent relevant to the performance of PeopleSupport’s obligations under this Agreement. Such access shall be provided for the purpose of performing audits and inspections to verify the accuracy and completeness of PeopleSupport’s charges. PeopleSupport shall provide any assistance reasonably requested by Client or its designee in conducting any such audit and shall make requested personnel, records and information available during the Term at no additional charge to Client. PeopleSupport shall promptly pay to Client the amount of any overcharge identified during such audit up to *** months from the date of the audit. In addition, if any such audit reveals an overcharge of more than five percent (5%) during any *** month period, PeopleSupport shall promptly reimburse Client for the actual third party cost of such audit.

3.	Audit Assistance. If a governmental body or regulatory authority exercises its right to examine or audit Client’s or PeopleSupport’s books, records, documents or practices and procedures pursuant to such laws, rules, regulations or contract provisions, PeopleSupport shall provide all assistance requested by Client in responding to such audits or government requests for information and the audited Party shall reimburse the cooperating Party for all reasonable out of pocket costs and expenses incurred in providing such assistance.

G.	Dispute Resolution. If any claim, controversy or dispute of any kind or nature whatsoever arises between the Parties in connection with this Agreement, (“Dispute”) and such Dispute cannot be settled through negotiation, the Parties agree to attempt to settle the Dispute through non-binding mediation under the Commercial Mediation Rules of the American Arbitration Association upon written notice from an aggrieved Party to the other Party specifying the nature and particulars of the Dispute. ***.

H.	Limited Exclusivity. During the Term of this Agreement, PeopleSupport will not provide services similar to the Services to a Client Competitor in the same city where the facility for eReps rending Services for Client are located or using any PeopleSupport personnel that have provided Services to Client. A “Client Competitor” is an entity that is engaged in the business of ***.

***

I.	Governing Law and Interpretation. This Agreement will be deemed accepted by PeopleSupport in, and governed by and construed in accordance with, the laws of the State of California without giving effect to its conflicts of law provisions. References to the term “including” or “such as” shall be construed to mean “including but not limited to,” and shall not be deemed limiting. In any case where consent is to be requested by a Party, such consent shall not be unreasonably withheld or delayed.

J.	Waivers. Failure to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition of this Agreement or the right to subsequently enforce such term or condition in the future.

K.	Severability. In the event that any provision of this Agreement is held or construed be invalid by any arbitrator or court having jurisdiction over disputes related to this Agreement, such provision will, if reasonable to do so, be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law or, if not reasonable to do so, be deemed to be excluded from this Agreement. In any event, all other provisions of this Agreement will remain in full force and effect.

L.	Notices. Except as specifically provided elsewhere in this Agreement, all notices required or permitted to be given by one Party to the other under this Agreement will be in writing and will be sufficient if made by: (i) personal delivery; (ii) a commercial or overnight delivery service with proof of delivery; or (iii) registered or certified mail, postage prepaid, return receipt requested, to the Parties at the respective addresses set forth above or to such other person or address as the Party to receive the notice has designated by notice to the other Party. Notices shall be deemed given upon receipt or refusal of delivery.

M.	Assignment and Subcontracting.

1.	Assignment. PeopleSupport may not assign all or any part of this Agreement without Client’s prior written consent, which consent may be withheld or denied in Client’s sole discretion. Any attempt to assign this Agreement in contravention of this Section 10(M)(1) shall be ineffective and is voidable by Client upon written notice.

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2.	Subcontracting. PeopleSupport shall not subcontract any of its responsibilities to a third party under this Agreement without Client’s prior written approval, which approval may not be unreasonably withheld nor delayed. Prior to entering into a subcontract with a third party for the performance of all or part of the Services, PeopleSupport shall (i) give Client reasonable prior notice specifying the components of the Services affected, the scope of the proposed subcontract, the identity and qualifications of the proposed subcontractor, and the reasons for subcontracting the work in question; and (ii) obtain Client’s prior written approval of such subcontractor. PeopleSupport shall be responsible for any failure by any subcontractor or subcontractor personnel to perform in accordance with this Agreement or the applicable SOW, or to comply with any duties or obligations imposed on PeopleSupport under this Agreement or the applicable SOW, to the same extent as if such failure to perform or comply was committed by PeopleSupport or PeopleSupport employees.

N.	Required Filings and Publicity. Neither Party will use publicly the other Party’s name or refer to the other Party in any way in or with the media, including, but not limited to, in advertising or press releases, without the other Party’s prior written consent; provided, however, that either Party may make disclosures or filings required to comply with applicable laws, including filings with regulatory agencies, such as the United States Securities and Exchange Commission, or disclosures or filings required to comply with the rules of a national securities exchange or automated quotations systems such as the National Association of Securities Dealer’s Automated Quotations (NASDAQ).

O.	Entire Agreement and Integration. This Agreement, and the Exhibits and SOWs hereto constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements, discussions, proposals, representations or warranties, whether written or oral on this subject matter. This Agreement, including any SOWs, may not be modified except in writing signed by the duly authorized representatives of the Parties. References to “this Agreement” shall be construed to include applicable SOWs agreed upon by the Parties and referencing this Agreement.

P.	Conflicts. In the event of any conflict between the terms and conditions set forth in this Agreement and the terms and conditions set forth in any SOW, Exhibit or other attachment hereto, the terms and conditions set forth in such SOW, Exhibit or other attachment shall prevail to the extent of such conflict.

Q.	Attorneys’ Fees. The prevailing Party in any dispute arising under this Agreement will be entitled to recover from the nonprevailing Party all reasonable attorneys’ fees and other reasonable expenses associated with the resolution of the dispute.

R.	Counterparts. This Agreement may be signed in multiple counterparts, each of which will be considered an original, and all of which will be considered one and the same document. This Agreement may be executed by facsimile signature.

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ACCEPTED BY:		ACCEPTED BY:

ConsumerInfo.com, Inc. (“Client”)		PeopleSupport, Inc. (“PeopleSupport”)

By:	***	By:	/s/ Lance Rosenzweig

Name:	***	Name:	Lance Rosenzweig

Title:	COO	Title:	CEO

Date:	6-11-03	Date:	6/12/03

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EXHIBIT A

PEOPLESUPPORT RATES

See Appendix A of SOW #1.

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EXHIBIT B

INSURANCE

***

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CONFIDENTIAL TREATMENT REQUESTED.
CONFIDENTIAL PORTIONS OF THIS DOCUMENT
HAVE BEEN REDACTED AND HAVE BEEN
SEPARATELY FILED WITH THE COMMISSION

Statement of Work # 1

to Master Services Agreement
between ConsumerInfo.com, Inc.
and PeopleSupport, Inc.

FOR

***
Voice and Email Response

Dated June 11, 2003

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Presented by

PEOPLESUPPORT

June 11, 2003

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Table of Contents

1.	Introduction		4

2.	Client Requirements — General Statement		5

3.	Solution Overview		5

	3.1	Inbound Voice Support Processes	6

	3.2	Email Support Processes	6

	3.3	Outbound Voice Processes	7

	3.4	Other Back-Office Processes	7

	3.5	Support Escalation Process	7

	3.6	Minimum Performance Requirements	7

	3.7	Volume Forecasting and Service Level Agreement	8

	3.8	Adjustment to Forecasts and Ramp-Up Processes	9

	3.9	PeopleSupport Operational Capacity Planning	10

	3.10	Key Personnel	11

4.	Training		11

	4.1	Training Approach	11

	4.2	Ongoing Training after Live Date	11

	4.3	Staffing Profile and Training Timelines	12

	4.4	Transition of post-Pilot Volume	13

5.	Quality Assurance		13

	5.1	Quality Assurance Review Process	13

6.	Technology		15

	6.1	Technology Architecture and Specifications	15

	6.2	Voice Technology Support	15

	6.3	Email Technology Support	16

	6.4	Data Connectivity	16

	6.5	Client Applications	16

	6.6	Reporting and Data Feed	16

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

SOW #1

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	6.7	Escalation of Technology issues	17

7.	Security		17

	7.1	CLIENT SECURITY REQUIREMENTS	17

	7.2	PEOPLESUPPORT SECURITY PRACTICES	18

	7.3	Network Security	19

	7.4	eRep Background Check	19

	7.5	eRep (non) Documentation of Customer Data	19

8.	Timeline, Resources and Assumption		19

	8.1	Client Project Team	20

	8.2	Assumptions	20

	8.3	Change Management and Change Control	20

	8.4	Additional Terms and Conditions Complete Inability to Deliver Services from Current Location	21

APPENDIX A – PRICING			25

APPENDIX B – TECHNICAL ESCALATION PROCEDURES			29

APPENDIX C –VOICE AND DATA CONNECTIVITY			35

APPENDIX D – CONSUMERINFO.COM TOLL-FREE NUMBERS			36

APPENDIX E – CONSUMERINFO.COM IVR ANNOUNCEMENTS			37

APPENDIX F – CONSUMERINFO.COM CALL FLOW DIAGRAM			39

APPENDIX G – CONSUMERINFO.COM EMAIL ADDRESSES			40

APPENDIX H – EMAIL ROUTING			41

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

SOW #1

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1. Introduction

This Statement of Work # 1 (“SOW # 1”), dated as of May 29, 2003 describes the Services that PeopleSupport will provide to Client. This SOW # 1 is entered into pursuant to that Master Services Agreement between PeopleSupport, Inc. and Consumerlnfo.com, Inc. dated as of June ___, 2003 (the “Agreement”). This SOW # 1 supersedes all prior functional and technical understandings, whether written or oral, between PeopleSupport and Client regarding the matters addressed herein. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Overview of Services
 PeopleSupport will provide inbound Voice and Email response for customer service. Email support will be provided using PeopleSupport’s eShare system, in conjunction with other supporting systems and applications. Voice support will be provided for Client’s customer calls routed to PeopleSupport phone system. In addition PeopleSupport will engage in outbound calls to support inbound voice services in accordance with this SOW # 1.

Program Overview Voicemail and Email Operations

Operating Model	Outsourced

Solutions and Services	Inbound Voice and Email

PeopleSupport Support Hours	VOICE: 6am-6pm Mon-Fri PST, Sat and Sun 8am-5pm PST
EMAIL: 24X7

Service Level Agreements (as further described in section 3 and appendix a of this agreement)	VOICE SUPPORT:
Customer Service
• ***
• ***
• ***
• ***

Retention
• ***
• ***
• ***
• ***
• ***
• ***

ESCALATIONS BACK TO CLIENT
• ***

EMAIL SUPPORT:
• ***
• ***

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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Program Overview Voice and Email Operations

Client Operating Hours	6pm - 6pm Mon-Fri PST, Sat and Sun 8am-5pm

Languages Supported	99% of contacts in English, an d1% in Spanish

Client Application Platforms	Client Provided Web Based Applications:
• Customer Account Management Tools:
***
***

2. Client Requirements — General Statement

PeopleSupport shall perform the Services in accordance with and consistent with the following Client functional, technical and operational requirements:

PeopleSupport will provide outsourced customer care and retention services to Client from the PeopleSupport offices in ***. Once the full transition has taken place, the Parties anticipate that PeopleSupport will service millions of Client customer call center transactions per year. Client currently supports these customer transactions ***.

PeopleSupport will monitor Consumerlnfo.com project progress and performance via daily phone calls with key management personnel, daily call monitoring sessions, daily and monthly reporting, weekly meetings and monthly and/or quarterly operations reviews with senior PeopleSupport staff. Performance requirements are being set at the levels being achieved by the current Client operation(s). PeopleSupport will be paid ***, with the opportunity for PeopleSupport *** by *** customer retention performance ***.

3. Solution Overview

PeopleSupport will provide voice and email support services for the Client’s Customer Care and Product Support. PeopleSupport customer service representatives (“eReps”) will assist Client’s customers with the following business programs:

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

SOW #1

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Touch
Program	Systems Used	Tasks	Points
Customer Care and Product Support	➢ *** ➢ ***	➢ ***	➢ Inbound Voice ➢ Email
Retention	➢ *** ➢ ***	➢ ***	➢ Inbound Voice

3.1 Inbound Voice Support Processes
 PeopleSupport will provide inbound voice support response for Client. Inbound voice support will consist of live voice response to resolve customer service, product support and low level technical support issues.

PeopleSupport shall provide support and perform the following inbound voice support processes:

1.	eRep™ will utilize *** web-based CRM application.

2.	eRep™ will *** processes and tools ***, a copy of which will be forwarded to PeopleSupport prior to signing of this SOW # 1.

3.	eRep™ will process the issue using the systems and processes taught during training.

4.	eRep™ will interact with the customer resolving their request.

5.	Once request is resolved, eRep™ will place appropriate customer contact notes, contact type and disposition information into the customers record in the client-provided web based CRM application in accordance with the Client training manual.

The above processes are required for inbound Voice support. Significant changes to these requirements will be subject to a documented and agreed upon Change Order.

3.2 Email Support Processes
 PeopleSupport will provide email support for Client’s customer service. These email inquiries will be routed from Client’s web site and free form email and consist of general customer service, product support, and low-level technical support inquiries.

PeopleSupport shall provide support to and perform the following email support processes:

1.	Customers will email inquiries from Client’s web site.

2.	Email will be routed to PeopleSupport email system in accordance with Section 6.

3.	eRep™ will ***.

4.	eRep™ will ***. eReps will ***.

5.	If an appropriate *** is not available, eRep™ will ***.

6.	eRep™ will *** using ***.

7.	When eRep™ is ***, *** eRep will deliver ***.

8.	Once a *** is resolved, eRep™ ***, excluding ***.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

SOW #1

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9.	***.

The above processes are required for email support. Changes to these requirements will be subject to a documented and agreed upon Change Order.

3.3 Outbound Voice Processes
 PeopleSupport eReps will perform outbound calls on Client’s behalf for the following processes:

1.	If additional information is needed to complete an inbound transaction, the eRep will *** the customer or provide requested information in order to complete the request. Details will be addressed in training documentation.

3.4 Other Back-Office Processes
 Client and PeopleSupport may mutually agree to have PeopleSupport eReps perform other processes. These processes will need to be mutually agreed to in writing using a Change Order that will amend the requirements defined in this SOW # 1.

3.5 Support Escalation Process
 Client acknowledges that there will be situations where PeopleSupport eReps, supervision and management will be unable to resolve a voice or email inquiry. In such circumstances, the issue will be assigned to the appropriate internal Client department who will resolve the issue in accordance with established policies and procedures. A detailed Contact escalation process will be documented in the Client provided training manual. PeopleSupport staff will be trained to handle escalations from eReps. As a result, *** not exceed *** received ***.

3.6 Minimum Performance Requirements
 PeopleSupport shall perform the Services in accordance with the following minimum performance requirements for all programs:

➢	Inbound Voice SLAs On *** basis, PeopleSupport will *** received by PeopleSupport ***.

Average agent occupancy will be ***.

Average handle time (AHT) will be ***.

AHT Call Calculation: *** time plus *** time plus *** the total *** of ***.

Average Agent Occupancy Calculation: ***.

➢	Inbound Email SLAs
On a monthly basis, PeopleSupport shall process and/or respond *** for any given day ***. *** and, on average, eReps are required to complete at *** is based on *** specified in Appendix A of this SOW # 1, provided that there are always emails in the queue.

Completed emails: ***.

➢	Retention SLAs On a monthly basis, PeopleSupport shall retain customers as described. PeopleSupport will:

o	***

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

SOW #1

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o	***
o	***

Definitions:

•	***.
•	Saved ***.
•	Not Saved ***.
•	***.
•	Net Save Rate ***

UNLESS OTHERWISE INDICATED, ALL RETENTION DATA COLLECTION AND RETENTION REPORTING WILL BE DONE *** ACCESS TO WHICH WILL BE PROVIDED TO PEOPLESUPPORT.

➢	PeopleSupport assumes the above requested service level requirements are currently achieved by Client’s internal contact center.

➢	As part of ramp-up, Client agrees to waive the Service Level adherence requirements for *** days following the initial live-date.

➢	PeopleSupport is not responsible for delays in meeting the service levels arising from any Client provided telecommunication, software applications, materials, equipments or Client operational delays.

➢	Current email service level targets are based on Client’s existing mix of email categories (e.g., Consumer Service, Consumer Question, and Cancellation). Material changes impacting the existing mix may impact PeopleSupport’s ability to maintain agreed upon service levels.

➢	Service Level Review Process. In the event PeopleSupport fails to achieve any Service Level specified in this SOW # 1 during any measurement period, PeopleSupport and Client shall cause their respective project managers to initially *** Client receipt of PeopleSupport’s service level report to discuss the identified Service Level failure(s) and the causes for such failure(s). PeopleSupport then shall provide to Client *** initial meeting a written report that shall detail a remedial action plan designed to prevent subsequent failures with respect to such Service Level(s). *** PeopleSupport submission of such report to Client, Client and PeopleSupport shall meet to discuss such report and mutually agree to an appropriate action plan or required adjustments to the Services or Service Levels.

In addition, Client shall indicate to PeopleSupport *** the conclusion of the foregoing process whether Client has determined that one or more Service Level failures constitutes a material breach of this SOW # 1 and/or the Agreement pursuant to and in accordance with Agreement Sections 2B.1. or 2B.4. otherwise it shall be deemed waived by Client.

3.7 Volume Forecasting and Service Level Agreement
In order for PeopleSupport to properly staff the Client’s account, Client agrees to provide PeopleSupport ***, divided into half-hour increments, of the number of Voice and Email sessions Client will deliver to PeopleSupport for each program.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

SOW #1

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Each weekly forecast submission is considered locked ***. For example, ***. Those weeks will be ***, which will then be ***, and so on.

PeopleSupport will develop a staffing and capacity plan that will allow the forecast to be increased or decreased by Client *** any given week without requiring additional ramp up / ramp down or training. PeopleSupport will staff Client team to meet the above stated Minimum Service Requirements. Should Client fail to deliver a forecast for a given week, the last week of the last forecast shall be extended forward one week and be considered locked.

Client must receive written confirmation of acceptance of such forecast (Support Target) from its PeopleSupport Account Manager before the forecast is deemed accepted by PeopleSupport. PeopleSupport shall not be obligated to meet the agreed upon performance objectives and service levels in the event the actual volume of sessions received by PeopleSupport is more than *** for such point of contact or program, but will use best efforts to support Client’s resource requirements.

3.8 Adjustment to Forecasts and Ramp-Up Processes
PeopleSupport will develop a capacity plan such that the respective Support Target may be increased or decreased by Client by up to *** for a particular week without requiring additional ramp-up / ramp-down or training. All adjustments made to the Support Targets must be delivered to PeopleSupport Account Manager and are not deemed accepted by PeopleSupport until the Account Manager provides Client with written confirmation of acceptance.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

SOW #1

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In no event shall PeopleSupport be required to staff to volumes, patterns and handle time estimates and/or service levels, which are unreasonable or cannot reasonably and/or practically be achieved during the timeframe requested.

3.8.1 Substantial Volume Increases
If Client requires a volume increase in the number of contacts supported by PeopleSupport (i.e., ***, a mutually agreed upon ramp up period will be planned:

a)	To facilitate the appropriate collection of human and technical resources to handle a Substantial Volume Increase, Client must provide reasonable notice to PeopleSupport, but *** written notice *** before the start of the Substantial Volume Increase. The proposed Substantial Volume Increase requirements shall be reasonable under the circumstances and the available resources and technical infrastructure.

b)	PeopleSupport will present Client with a Change Order outlining a detailed capacity ramp up plan (“Ramp up Plan”) for Client’s approval. Client must approve the capacity plan and the terms of the Change Order before PeopleSupport commences with the ramp up. These Change order will also include the revised Performance Objectives and Service Levels during the ramp-up.

c)	Client acknowledges and agrees that change orders would require certain ramp up periods. During such ramp up periods, PeopleSupport will use commercially reasonable effort to achieve service levels, if any, associated with the change orders but will not be held responsible for achieving such service levels until the applicable ramp up period has expired.

3.8.2 Volume Decreases
Notwithstanding Section 3.7 above, if ***, Client’s minimum financial obligation to PeopleSupport shall continued to be as set forth on Appendix A.

3.8.3 Forecasts for Special Promotions and Advertising
Client will provide PeopleSupport with notice of and forecasts related to all media and program promotions (including, but not limited to, radio, television, direct mail, Internet and other media) within a reasonable amount of time before release of the promotion so that PeopleSupport can make appropriate staffing or other adjustments. PeopleSupport shall not be obligated to meet performance objectives in the event the actual volume of sessions received by PeopleSupport ***. However, PeopleSupport shall remain responsible for standard SLAB and performance standards if volume is within the locked-in forecast level or any excess volume ***.

3.9 PeopleSupport Operational Capacity Planning
PeopleSupport will work closely with Client’s Work Force Management team to plan capacity, and to develop operational plans. Based on the volume forecasts provided by Client in the 6-Week Support Forecasts, PeopleSupport will provide Client with a weekly capacity forecast reflecting the number of eReps required to handle the forecasted volume of contacts in accordance with its performance objectives and service levels (“Weekly Capacity Plan”). The Weekly Capacity Plan will factor in PeopleSupport’s analysis of actual contact volumes, historical performance, existing and new-hire resources and special circumstances (holidays, seasonality and attrition factors).

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

SOW #1

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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3.10	Key Personnel: The personnel listed below are the “key personnel’ referenced in section 10.b.1 of the master services agreement.

Item	Description

Key Personnel (per section 10.b.1 of MSA)	1. Account Manager 2. Operations Manager 3. Trainer 4. Supervisors

4. Training

The training phase of the outsourcing program is crucial to PeopleSupport’s ability to provide Client with quality service. This section details the PeopleSupport initial and ramp-up training process and the on-going program updates or changes training associated with this component of the Services.

4.1 Training Approach
Client will make available to PeopleSupport all existing relevant and applicable training and research documentation, training materials, and the knowledge base. Client and PeopleSupport will jointly participate in the training needs analysis process with members from both teams to identify learning objectives and determine the scope of the training effort. This process will start within 1 week following the execution of this SOW # 1.

PeopleSupport will develop a customized training program for the Services with the following capabilities:

•	Utilize the Client trainers and facility for the Train-the-Trainer session.

•	Provide instructors with extensive background in customer service/technical support, as well as stand up classroom training experience.

•	Provide basic customer service and communications training, Client product/program training and pre-certification of agents prior to performing support for Client.

•	Establish a training and QA structure that supports Client’s program requirements.

•	Create a separate training environment that resembles the live Client environment, including individual workstations equipped with Client’s applications.

Client will be responsible for ***.

4.2 Ongoing Training after Live Date
 Increases in the volume of services provided and/or significant changes to Client’s policies/procedures, products, or service offerings will require post-implementation training. PeopleSupport will conduct at no charge a needs analysis to determine if any course development material must be prepared, and to scope out how long the training should take so that PeopleSupport can appropriately schedule the training. PeopleSupport will recommend training updates when deemed necessary to provide the highest level of quality. Client must provide PeopleSupport with all existing requested and relevant ongoing

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

SOW #1

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training materials a minimum of *** business days in advance of the training date. PeopleSupport will provide all new hire training orientation and Client will be responsible for all additional training costs.

Reasons for needing post-implementation training include, but are not limited to the following:

•	New delivery mechanisms
•	New product/service introductions

•	System changes
•	Policy changes

•	Procedure changes
•	Changes to support provided

Client may request PeopleSupport to provide additional training on updated material and other newly introduced Client system. Any training provided to Client for this purpose is subject to the training rates listed in Appendix A of this SOW # 1. Client will be responsible for *** for *** activity.

PeopleSupport will be responsible for any training costs or fees caused by attrition not as a result of a planned ramp down.

4.3 Staffing Profile and Training Timelines
•	College education.
•	Strong desire to work in a call center environment.
•	Strong verbal communication skills.
•	Strong listening, analytical, communication, and organization skills.
•	Must be a team player and have the ability to work well in a team environment.
•	Professional, courteous, informative and efficient.
•	Exemplary written skills including correct spelling, grammar and punctuation.
•	Detail-oriented.
•	Proactive.
•	Able to deal with angry, irate or abusive customers.
•	Ability to conform to FCRA regulations.
•	Ability to remain current on internal work processes and procedures.
•	Sales (retention skills).
•	High degree of business and personal ethics.
•	Working knowledge of Windows and web-based application experience.

The PeopleSupport eReps staffed on Client’s account will possess general product support, sales (retention) and customer service skills.

Implementation timelines may be reassessed or revised if the scope of the project changes after Client and PeopleSupport mutually agree upon the learning objectives and training plan and/or if the Client deliverable timelines are not met.

Here is a proposed timeline for the training dates and program ramp-up phases:

***

Based on Client’s requirements (initial volume and turnaround SLA), PeopleSupport will initially train approximately ***. PeopleSupport will utilize the following operational ratios in support of Client’s program:

***

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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During Phase 1, the current customer service *** deployed. ***, and access to the application will be provided ***. ***, Client will implement and provide a new *** used by PeopleSupport eReps. PeopleSupport agrees to provide no ***.

4.4 Transition of post-Pilot Volume
The Parties currently anticipate *** will be transitioned *** after the pilot launch, *** as described in sections *** of this SOW # 1.

5. Quality Assurance

PeopleSupport will provide a comprehensive quality management and assurance process to support and continually improve the quantity, speed and effectiveness of the Services, including but not limited to the following components:

•	A custom Quality Assurance (QA) program designed for the Client’s program. Program will be in place and will commence upon pilot launch.

•	Program may be modified at Client’s discretion.

•	A dedicated QA team who together with an eRep’s supervisor will conduct QA monitoring.

•	Weekly voice and email coaching calibrations between PeopleSupport QA/Operations Team and the Client.

•	The frequency of monitoring will be commensurate with individual eRep performance scores.

•	Development of action plan for agents/teams that fall below the Client QA standard.

•	A “Best Practices” Training manual to be developed and rolled out to all eReps within *** days of pilot launch.

•	A program and eRep™ score card providing metrics and performance against goals

•	Monitoring of contact type/disposition and account notes compliance across the program

PeopleSupport utilizes and maintains an in-house quality assurance manual. The quality assurance manual is used to document internal and custom client processes and procedures. PeopleSupport and Client will work together to regularly update the QA manual based on the close loop feedback mechanism and through the Calibration Sessions. ***. Quality goals will be established within *** business days after Live Date of any new program and reviewed quarterly. Both Parties will mutually agree to maintain a quality monitoring system.

5.1 Quality Assurance Review Process
Quality Assurance reviewing will be conducted by the PeopleSupport QA department and the Operation Supervisors or Operation Shift Lead. Each month the QA Analyst will have a target number of sessions to complete. The Analyst may conduct a review through the use of email transcripts or voice recorded sessions.

During an email review session, *** up using PeopleSupport’s data warehouse and for the voice QA review session, the eRep’s voice session is either ***. Sessions are analyzed and scored by QA Analyst on the QA Score Sheet. After this process, the QA Analyst meets with the eRep to deliver targeted feedback on his/her performance and provides coaching, if necessary. QA Score Sheet results detailing individual and team performance are reported to the Supervisors in the weekly team reports. The detailed individual and team performance QA sheets and trending analysis will be provided to Client on a weekly basis.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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In addition, Operation Supervisors review a sample of sessions on a weekly basis. This review process, is similar to the QA process and is documented on the same score sheet. The feedback is given to the eRep either immediately or during a later review session. The Supervisor provides positive feedback or any necessary coaching. If remedial action is required, the Production Supervisor may recommend and coordinate implementation of coaching from a PeopleSupport Subject Matter Expert, listening to other eReps during sessions, or providing additional focused training.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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6. Technology

6.1 Technology Architecture and Specifications
 This section outlines the technical requirements for the integration of systems and technologies in support of Client’s operation at PeopleSupport’s environment as required for PeopleSupport provision of the Services.

See Appendix C for a diagram illustrating the agreed voice and data connectivity architecture between Client and PeopleSupport facilities.

6.2 Voice Technology Support
***.

Calls will be routed from the PeopleSupport Los Angeles PBX to the PeopleSupport *** PBX operations centers using PeopleSupport’s network.

PeopleSupport provides the routing and delivery of all calls to the *** center utilizing our dedicated private and ***.

Call Routing
PeopleSupport will provide and support the following VDNs and routing requirements to support the Client:

See Appendix D for list of toll-free numbers used by Client Consumer Direct.

***.

***.

For calls that are routed directly to PeopleSupport from Client’s *** of recording time for each VDN. ***. Any changes to these recordings will be subject to a documented Change Order.

***.

See Appendix E for list of Consumerlnfo.com Announcements and Appendix F for Consumerlnfo.com call flow diagram.

***.

***.

Real Time Call Monitoring
PeopleSupport *** and call monitoring *** for all of its ***. *** monitoring *** can be *** and from *** for prior *** with ***. Client will be provided with live call monitoring capability by dialing into PeopleSupport’s PBXs.

*** and *** volumes *** be *** portal *** application. Client will be able to retrieve hourly call volume statistics from PeopleSupport’s Intellicenter Analytics portal. In addition, *** access *** to observe ***. *** will be provided with *** application. *** portal is the *** activity for ***.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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6.3 Email Technology Support
PeopleSupport will provide support for Client’s email by using ***. PeopleSupport shall provide support for the following Client mailboxes:

Upon ***, all *** will be *** to ***.

It will be *** to *** these *** to a designated ***. *** will *** listed above. Any *** may *** a *** and ***. *** will also *** to be *** for ***.

PeopleSupport shall provide support to Client using a dedicated mail server and a ***. *** and *** shall have *** that is also *** for ***.

*** will *** all *** for a *** of *** less *** of the ***.

*** will *** only to the *** from which the *** was ***. In other words, *** be *** to *** to *** and *** be *** to *** the ***.

See Appendix G for a list of all ConsumerInfo.com email addresses.

*** shall *** provide *** of ***. In addition, *** shall *** beyond *** if *** by the ***. *** will *** to ***, and ***. *** will *** with *** and *** to *** and run the ***. It shall *** to *** on ***.

*** will *** to be used ***. *** will not have any *** beyond ***.

See Appendix H for email system architecture diagram and routing.

6.4 Data Connectivity
 ***.

6.5 Client Applications
PeopleSupport utilizes the following applications supplied by Client to provide customer service for Client’s customers:

1. ***.

2. ***.

6.6 Reporting and Data Feed
PeopleSupport will provide *** secure web site containing the Intellicenter Analytics portal. Client may access all of its reports for its account through the Intellicenter. All reports are ***. If Client wishes to have reports generated on information not included in the PeopleSupport standard reporting package, PeopleSupport can provide custom reporting. The requirements, cost, and time frame required for development will be determined by the Implementation Project Manager and will be submitted to Client in writing for approval prior to commencement of development.

Information available on the Client Portal will be maintained on the Portal for the following periods of time: ***. It is *** to *** and *** such *** for ***. For a ***, *** will ***.

Standard Reporting Package Includes all reports as described and in accordance with the PeopleSupport Report Dictionary.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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In addition to standard PeopleSupport reports available in the Intellicenter portal, Client would like to have the following custom reports for any program requiring hourly pricing:

1. *** report (*** and ***)
2. *** report (*** and ***)
3. *** report (***)

6.7 Escalation of Technology issues
PeopleSupport and Client agree to follow the Technical Escalation Procedures attached hereto as Appendix B for any technical issues that may arise affecting Client’s customer service operations.

7. Security

7.1 CLIENT SECURITY REQUIREMENTS

A. Security
PeopleSupport will use *** comply with the following: (a) use current security to protect the PeopleSupport telecommunications system and any computer system or network device that PeopleSupport uses to provide ***.

B. Intrusion Detection
PeopleSupport will use commercially reasonable efforts to use and follow the following intrusion detection services and procedures: (a) provide intrusion detection services to detect unauthorized access to or unauthorized activity on the PeopleSupport telecommunications system as well as networks, computer systems and network devices associated with the use of and access to the Client’s call management systems and databases. PeopleSupport will ensure that all intrusion detection measures and systems are maintained and functional on a *** basis. Intrusion detection services shall include, at minimum, network-based intrusion detection and active monitoring of appropriate computer system access logs and (b) notify Client as soon as reasonably possible of any detected, potential or suspected intrusions in violation of this subsection B.

C. Virus Protection
PeopleSupport will use commercially reasonable efforts to use and follow the following computer virus detection/scanning services and procedures: (a) employ, implement and maintain the then current commercially available computer virus detection/scanning program’ (including, without limitation, a feature to prevent the spread of computer viruses between parties which access or exchange data or files through network connectivity) prior to sending any data, files or other material to Client and/or accessing or submitting the same to Client’s call management systems (singularly or collectively “Data Sending”) and, upon detecting an actual, potential or suspected computer virus, notify Client and according to agreed upon escalation procedure in Appendix B cease Data Sending and shall not resume the same until the computer virus has been eliminated or contained to the satisfaction of Client, and (b) install and use such computer virus detection/scanning on all Data Sending mechanisms as well as at any other points reasonably requested by Client.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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D. Access Control
PeopleSupport will use commercially reasonable efforts to use and follow the following access control services and procedures: (a) implement measures to restrict electronic access to Client’s call management systems to only authorized personnel; that are subject to nondisclosure agreements for the protection of Client information (b) ensure that all eReps and other PeopleSupport personnel who access or submit material to Client’s call management systems are uniquely identified to and authenticated by the PeopleSupport hosted systems and Client’s call management systems (PeopleSupport shall not use any form of generic or shared user identifier); (c) enforce the principle of “least privilege,” namely, that authorized personnel only have the level of access to Client’s call management systems required to perform their job functions in providing services to Client; (d) in addition to any application, database or operating system level access controls, encrypt all data identified by Client as “sensitive” or “confidential,” using strong, industry standard encryption technology, e.g., 3-DES or Blowfish (all encryption mechanisms employed by PeopleSupport must be approved in advance, in writing, by Client); (e) restrict access to all Client’s customers’ or providers’ data, personally identifiable information, and other data identified by Client as “sensitive” or “confidential” stored on backup media, in hardcopy form or in any other format to only those employees who require such access to accomplish their job functions in performing the Services and store such data in a physically secure location; (f) remove all Client data and data identified as “sensitive” or “confidential” from any media, whether magnetic, optical or any other form, before disposing of such media (By way of example only, and without limitation, an acceptable form of data removal for magnetic media would be degaussing.); and (g) Unless receiving prior written permission, PeopleSupport will enforce a “paper destruction” rule in the Consumer Direct contact center. Sensitive and private customer information will be destroyed immediately after there is no longer need for that information, i.e. at the end of the customer interaction.

E. Data Integrity
PeopleSupport will use commercially reasonable efforts to provide the following data communication security services: (a) safeguard the confidentiality and integrity of all Client or user data being transmitted over any form of data network; (b) implement and maintain strong, industry standard encryption techniques for all cases in which Client’s data identified as “sensitive” or “confidential” are transmitted over any data network (for example, SSL for Web browser sessions, or PGP file encryption for bulk data transfers); (c) for all cases in which PeopleSupport shall require administrator, root or super-user access to Client’s call management systems and databases from some other system, perform such access via an encrypted session such as SSH; (d) not allow network access from any party other than authorized employees of PeopleSupport, Client and third parties designated by Client by any means except via the public Internet.

F. Notice and Logs
PeopleSupport shall report actual or potential security violations or incidents that impact Client to Client ***.

G. Client Security Requirements
The service requirements, functions, security features and other requirements set forth in Subsections A. through F. above, inclusive, shall be referred to singularly or collectively as the “Client Security Requirements.”

7.2 PEOPLESUPPORT SECURITY PRACTICES
A. PeopleSupport shall disclose to Client PeopleSupport’s physical, personnel, communications, data and operational and security policies, procedures and methodologies and all hardware, software, telecommunications and other technology used to implement such policies, procedures and methodologies, including, without limitation, those related to network firewalls, access control, system

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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administration and maintenance, intrusion detection, virus detection and eradication, data encryption, data backup, system restoration, redundant systems, backup power and disaster recovery used by PeopleSupport to meet the Client Security Requirements (singularly or collectively, “PeopleSupport Security Practices”).

B. To the extent required, PeopleSupport *** in its PeopleSupport Security Practices to meet the Client Security Requirements. During such period, Client may conduct a review and audit of PeopleSupport’s Security Practices. At the conclusion of such audit (“Security Audit Completion”), Client may advise PeopleSupport of suggested modifications or additions to its PeopleSupport Security Practices in order to comply with the Client Security Requirements. PeopleSupport agrees that beginning upon the Security Audit Completion it will use commercially reasonable efforts to comply with the Client Security Requirements. In addition, PeopleSupport agrees to work with Client to implement acceptable recommendations that Client makes with respect to the PeopleSupport Security Practices. In the event the Parties cannot agree upon appropriate ***.

C. *** normal business hours so as not to materially effect PeopleSupport’s operation of its business, to determine PeopleSupport’s state of compliance with respect to obligations set forth in this Section.

7.3 Network Security
➢	***
➢	***
➢	***
➢	***
➢	***
➢	PeopleSupport will provide advance notice, in writing, of any desire to relocate Client’s contact service operations to a new or different facility(s). Any services rendered in any of the outsourcer facility other than the initially agreed upon Primary Facility, must meet the standards of performance and competency specified herein, with no degradation, starting at the time the operations to other facilities, including but not limited to installation of the necessary telecommunications facilities.

7.4 eRep Background Check
 ***. Client must approve any individual that has identified issues. Upon hiring, each PeopleSupport eRep signs proprietary information, nondisclosure and inventions agreements.

***.

7.5 eRep (non) Documentation of Customer Data
In general, eReps should not need to write down customer information and should be discouraged from doing so; however, in some instances it may be necessary. eReps must not have access to paper and writing implement at their station, rather eReps should utilize an erasable “white-board type” documentation system.

8. Timeline, Resources and Assumption

*** # 1 and the Agreement, PeopleSupport will prepare and deliver to Client a project plan (the “Project Plan”) that contains the critical path dates that each party must meet in order for PeopleSupport to adhere to the implementation deadlines. PeopleSupport and Client will mutually agree upon the Live Date set forth in the Project Plan. Client will make reasonable efforts to cooperate and work with PeopleSupport to deliver any Client dependant materials delineated in the agreed upon Project Plan. The following timelines will be subject to Client meeting all milestone obligations.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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***

8.1 Client Project Team
In support of Client’s program, PeopleSupport will conduct conference calls and request information from a Client-appointed single point of contact and other Client personnel. Client agrees to:

•	Make appropriate Client personnel available to PeopleSupport on a timely basis and upon reasonable request, including a single point of contact with authority to make decisions, discuss and resolve day-to-day issues, to assist in completing deliverables as set forth in the mutually agreed Project Plan and for coordinating additional resources and sign-off as required.

•	Client will assign a technical resource to the project to oversee the connectivity, application access and voice/data network integration projects.

Client and PeopleSupport personnel will accept responsibility for their assigned tasks and will complete them within the specified schedule. Any delays caused by the unavailability of Client resources or completion of requests may adversely affect the project schedule, and PeopleSupport’s adherence to Service Levels and Performance Objectives. PeopleSupport’s failure to perform its responsibilities or obligations under this SOW or to meet the service levels shall be excused if and to the extent such PeopleSupport non-performance is caused by Client or its employees and/or subcontractors (excluding PeopleSupport and its subcontractors) wrongful action or breach of its obligations under this SOW, but only if (i) PeopleSupport promptly notifies Client of such wrongful action or breach and its inability to perform under such circumstances, (ii) PeopleSupport provides Client with a reasonable opportunity to correct such wrongful action or breach and thereby avoid such PeopleSupport non-performance, and (iii) PeopleSupport uses commercially reasonable efforts to perform notwithstanding Client’s wrongful action or material breach.

8.2 Assumptions
•	*** will *** the *** to *** in ***.
•	*** will be *** for all ***.
•	*** will be *** for the *** to ***.
•	*** will *** on the ***.
•	*** will *** and *** at ***.
•	*** will *** the *** to *** the ***.
•	*** and *** will *** and ***, *** will *** with *** at ***.
•	*** will be *** for *** and *** with *** for *** to ***.

8.3 Change Management and Change Control
PeopleSupport and Client recognize that the dynamic nature of Client’s business model may necessitate that material changes be made to processes outlined herein. Both Parties agree that all changes shall follow the PeopleSupport Change order procedure and may be subject to applicable fees.

This SOW # 1 may be signed in counterparts, which together shall constitute original one document. This SOW # 1 may be signed via facsimile signatures.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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8.4 Additional Terms and Conditions Complete Inability to Deliver Services from Current Location
*** to provide the *** will *** of the *** to *** by *** at the ***. *** and *** that *** will *** time to ***. *** upon with the *** within ***of then have been ***. *** to *** to *** in *** in *** to *** of *** as of the *** upon *** and *** upon *** to ***.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute and meet the deliverables outlined in this SOW # 1.

***
Signature
Print Name
Title
Date

***

*** Signature
*** Print Name
Title
Date

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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Appendix A — Pricing

***

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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Appendix B — Technical Escalation Procedures

Primary Technical ***

*** have provided the following *** that are *** technical *** and escalations:

Client Technical Escalation Information

***

NOTE: Name of mailbox subject to change

PeopleSupport Technical Escalation Information

***

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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Purpose and Scope

This document serves as the standard PeopleSupport Client Escalation Procedure. This procedure documents both Client and PeopleSupport responsibilities with regards to notification, ongoing communication and correction of problems arising from an outage in services caused by systems and internal operational elements under the control of PeopleSupport or caused by external elements outside of the direct control of PeopleSupport.

Policies and procedures for system backup and recovery are stated in the PeopleSupport Backup and Offsite Storage Policies document.

Event Notification

PeopleSupport shall provide initial notice to a designated Client representative by telephone, email, pager or comparable notification service *** becoming aware of an event that has caused or may cause an unscheduled outage or security breach problem. Client must provide a valid pager number, fax number, voice mail or email address to PeopleSupport Helpdesk for this purpose.

Client is solely responsible for providing accurate contact information for Client’s designated point of contact. In the event Client first becomes aware of such outage or security breach event, Client shall promptly provide initial notice to PeopleSupport via the assigned PeopleSupport Helpdesk Number provided to Client. In the event of critical outages, status reports about the event will continue on the hour until either the event has been resolved or both PeopleSupport and Client have determined a course of action that does not require continued notification.

Client Technical Support

PeopleSupport will provide 7x24 customer service in support of Client’s customer service solution via email, voice and voice mail for the purpose of these Client Escalation Procedures. The customer service center can be used to log problem reports or request assistance with system usage. Details of PeopleSupport and Client responsibility for the applications and services are outlined in the SOW.

Monitoring Services

Monitoring Services refer to the ability of PeopleSupport to observe the performance and availability of system, application and network components of the customer service solution in real-time and identifying problems with such components that indicate an outage of services. PeopleSupport will perform 7x24 system-level monitoring, including polling of the hardware, operating system and applications in order to detect abnormal system conditions. Key system metrics monitored by PeopleSupport include:

•	Hardware malfunctions
•	Server uptime
•	File System and Space utilization
•	CPU utilization
•	Memory utilization
•	Application Service availability
•	Wide-Area network uptime
•	Intrusion Detection and logging

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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For equipment directly under the control of PeopleSupport, PeopleSupport utilizes hardware sparing and redundant equipment whenever possible to address malfunctioning equipment outages.

Problem Categories and Priorities
PeopleSupport has established a standard problem management procedure to identify, categorize and track problems with the operational and hosted solutions under its direct control. Problems are categorized and prioritized by order of importance to our Clients. PeopleSupport assigns a case number to the problem when a client initiates a problem report by notifying the PeopleSupport Helpdesk.

The PeopleSupport Helpdesk can be reached at numbers listed at the beginning of this document.

There are four categories of problems ranging from Emergency (Priority 1) to Assistance (Priority 4.)

Priority 1 — Emergency: ***:

***
Priority 2 — Critical: ***:

***

Priority 3 — Non-Critical: ***.

Priority 4 — Assistance: ***.

Problem Resolution Response Times
The following table indicates PeopleSupport’s problem resolution goals. These resolution goals apply to all problems related to systems and services under the direct control of PeopleSupport.

Problem resolution or workaround time commences after the problem has been identified and reproduced by PeopleSupport. A Call Back procedure is followed by PeopleSupport to notify clients affected by priority 1-3 problems. Clients must provide PeopleSupport Helpdesk with up to date contact information and a preferred method of communication for all notifications. Client’s primary contact shall have the authority to make decisions on behalf of Client to facilitate a rapid resolution of all problems.

***

In priority 1 and priority 2 cases that are as a result of PeopleSupport system problems, PeopleSupport shall work around the clock until a resolution or workaround is reached.

All priority 1 problems are escalated internally as follows:

***

In priority 3 cases, PeopleSupport shall use commercially reasonable efforts to notify the Client and resolve problems as quickly as is reasonably practical. Resolution to problems with priority 4 depends on the scope and nature of the request (typically a programming or enhancement request) and cannot be accurately forecasted. If a problem cannot be resolved permanently, a temporary resolution will be implemented to the extent possible based on mutual agreement with Client.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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Escalation and Problem Resolution Procedures

➢	If the Source of the Problem is External to PeopleSupport
When there is a site and/or system problem that is external to or otherwise not the responsibility of PeopleSupport (such as unavailability of the Client Web Site or back-end application system or tools):

A)	Client shall notify the PeopleSupport Helpdesk within one hour of noticing the outage.
B)	PeopleSupport will “troubleshoot” the problem as appropriate to determine the impact of the problem to systems and networks under the control of PeopleSupport. If the problem is as a result of systems and facilities outside the control of PeopleSupport, Client shall assign a designated resource to PeopleSupport to address the problem within a mutually agreed upon timeframe.
C)	PeopleSupport shall contact Client’s designated support staff to inquire about the problem periodically until the problem is resolved. Client’s designated support entity must be listed at the beginning of this document.
D)	Client’s designated support staff shall respond to PeopleSupport inquiries with timely updates in 60-minute intervals until the problem is resolved.
E)	In the event of a technical problem with Client’s call tracking system, email management system, or any Client system directly used by PeopleSupport eReps, problems may have a direct impact on PeopleSupport’s ability to meet the agreed upon service levels. In such cases, PeopleSupport reserves the right to waive the agreed upon Service Level measures or customer care as long as the problem remains unresolved by the Client.

➢	If the Source of the Problem is Internal to PeopleSupport

When there is a system or operational problem that is internal to PeopleSupport (such as unavailability of the voice systems, applications or network access):

A)	Client shall contact the PeopleSupport Helpdesk to report an exact detail of the problem as soon as Client notices the problem. A PeopleSupport Helpdesk Analyst will receive the call and open a ticket for the problem under an assigned priority. In the event that an Analyst is not reachable, a voice mail or Page may be left for the on-call support analyst at PeopleSupport. The Helpdesk shall return all voice mails and pages within 30 minutes.
B)	PeopleSupport Analysts will “troubleshoot” the problem as appropriate to determine if the problem is related to systems and networks under the control of PeopleSupport. If the problem is as a result of systems and facilities under the control of PeopleSupport, a designated resource from PeopleSupport will be assigned to address the problem.
C)	PeopleSupport Analyst shall notify Client’s designated point of contact within one hour of noticing an outage.
D)	PeopleSupport Analyst shall provide Client with updates in 60-minute intervals until the problem is resolved.
E)	In the event of a major catastrophic impact to Client’s operation at PeopleSupport caused by systems under PeopleSupport’s direct control, PeopleSupport shall exercise the Client’s agreed to Disaster Recovery plan to resolve the problem.

Scheduled Maintenance Policy
To maintain and enhance PeopleSupport’s hosted applications, network infrastructure and communication systems, we have established a ***. The time periods below represent a designated

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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window of time that scheduled and routine maintenance activity may be planned without prior notice. PeopleSupport will attempt to minimize the impact of the scheduled maintenances as much as possible without impacting system’s future uptime and availability. Though the systems might not become unavailable *** during the scheduled times listed below, clients should assume and plan for momentary outages during these timeframes accordingly.

***

In addition to regularly scheduled maintenance, PeopleSupport may at times perform emergency maintenance. Whenever possible, PeopleSupport shall make commercially reasonable efforts to provide Client *** notification of all scheduled maintenance procedures arising from emergencies.

Modification of Escalation Procedures

Client acknowledges that from time to time, PeopleSupport may be required to modify terms and conditions of this Client Escalation Procedure as required by third-party vendors. PeopleSupport shall notify Client of any such Required Modification. Client shall have *** business days to review such modification and notify PeopleSupport of its acceptance or rejection of same. Failure to affirmatively reject shall be deemed an acceptance under this section.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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Appendix C — Voice And Data Connectivity

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This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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PEOPLESUPPORT

Appendix D — ConsumerIfo.com toll-free numbers

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This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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PEOPLESUPPORT

Appendix E — ConsumerInfo.com IVR Announcements

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This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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PEOPLESUPPORT

Appendix F — ConsumerInfo.Com Call Flow Diagram

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This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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PEOPLESUPPORT

Appendix G — ConsumerInfo.Com Email Addresses

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This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

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***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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PEOPLESUPPORT

Appendix H — Email routing

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1.	*** will submit ***.

2.	*** will then *** across ***.

3.	*** will be *** from the *** in the *** hosted ***. *** consists of an *** and ***. *** to the *** through *** on their ***.

4.	*** will be sent from *** to the ***. *** will then *** through the ***.

5.	***.

This document contains unpublished, confidential and proprietary information of PeopleSupport, Inc. and ConsumerInfo.com, Inc. No disclosure, duplication or use of any portion of the contents of these materials, for any purpose, may be made without the prior express written consent of the disclosing party.

SOW #1

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.